SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 11, 2006

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)
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      MARSHALL ISLANDS                   000-14135              52-2098714
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                  ONE STATION PLACE, STAMFORD,                      06902
                          CONNECTICUT                            (Zip Code)
            (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.


OMI announced in its September 11, 2006 press release that its Board of Directors has increased the regular quarterly dividend on its common stock to $0.125 per share and declared a dividend on its common stock payable on October 11, 2006 to holders of record on October 2, 2006. The Company also announced that the Board of Directors approved a repurchase program, authorizing $70,000,000 to be expended on the repurchase of common stock.


The press release is furnished herewith as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.


(d) Exhibits


99.1 Press release dated September 11, 2006 announcing that its Board of Directors has increased and declared a dividend on its common stock and authorized a repurchase program to expend $70,000,000 for common stock repurchases.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 11, 2006       By:   /s/ Craig H. Stevenson, Jr.
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                                     Craig H. Stevenson, Jr. Chairman
                                     of the Board and Chief Executive
                                     Officer



Date: September 11, 2006       By:   /s/ Kathleen C. Haines
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                                     Kathleen C. Haines
                                     Senior Vice President, Chief
                                     Financial Officer and Treasurer

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


                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
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99.1 Press release dated September 11, 2006 announcing that its Board of
Directors has increased and declared a dividend on its common stock and authorized a repurchase program to expend $70,000,000 for common stock repurchases.